SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 16, 2002

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Addresses of principal executive offices)	(Zip or Postal Codes)

Registrant’s telephone number in the United States, including area code: (914) 273-4545

Item 9.    REGULATION FD DISCLOSURE

MBIA has posted today on its Web site a paper entitled “MBIA’s Insured CDO Portfolio”. In addition, MBIA has posted on its Web site a paper entitled “MBIA’s Sponsored Conduits.” MBIA’s Web site can be found at www.mbia.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By: /S/ RAM D. WERTHEIM
Ram D. Wertheim
General Counsel

Date: December 16, 2002